UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – June 28, 2010

(Date of earliest event reported)

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	000-30321	87-0287750
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 500, Denver, Colorado 80265

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 672-6961

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

    CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

    CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 28, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of QEP Resources, Inc. (the “Company”) approved forms of award agreements to be used in connection with the grant of awards of nonqualified stock options, incentive stock options, restricted stock, and phantom stock under the QEP Resources, Inc. 2010 Long-Term Stock Incentive Plan (the “Plan”). In addition, the Committee approved the form of award agreement to be used in connection with the grant of restricted stock units under the Plan to Mr. Keith O. Rattie, Chairman of the Company’s Board of Directors, as compensation for his services as a director of the Company, subject to consummation of the spin-off of the Company from Questar Corporation which was previously approved by the Company’s Board of Directors on June 12, 2010 and reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010. Each form of award agreement sets forth the terms and conditions of the respective award that may be granted under the Plan.

This description of the forms of award agreements under the Plan is qualified in its entirety by the terms of the respective award agreements, copies of which are attached as Exhibits 10.1 through 10.9 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Exhibit

10.1

QEP Resources, Inc. Form of Nonqualified Stock Option Agreement for nonqualified stock options granted to certain key executives.

10.2

QEP Resources, Inc. Form of Nonqualified Stock Option Agreement for nonqualified stock options granted to other officers and key employees.

10.3

QEP Resources, Inc. Form of Incentive Stock Option Agreement for incentive stock options granted to certain key executives.

10.4

QEP Resources, Inc. Form of Incentive Stock Option Agreement for incentive stock options granted to other officers and key employees.

10.5

QEP Resources, Inc. Form of Restricted Stock Agreement for restricted stock granted to certain key executives.

10.6

QEP Resources, Inc. Form of Restricted Stock Agreement for restricted stock granted to other officers and key employees.

10.7

QEP Resources, Inc. Form of Restricted Stock Agreement for restricted stock granted to non-employee directors.

10.8

QEP Resources, Inc. Form of Phantom Stock Agreement for phantom stock granted to non-employee directors.

10.9

QEP Resources, Inc. Form of Restricted Stock Units Agreement for restricted stock units granted to Mr. Keith O. Rattie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP RESOURCES, INC.

(Registrant)

June 28, 2010

/s/Richard J. Doleshek

Richard J. Doleshek

Executive Vice President,

Chief Financial Officer and Treasurer

List of Exhibits:

Exhibit No.

Exhibit

10.1

QEP Resources, Inc. Form of Nonqualified Stock Option Agreement for nonqualified stock options granted to certain key executives.

10.2

QEP Resources, Inc. Form of Nonqualified Stock Option Agreement for nonqualified stock options granted to other officers and key employees.

10.3

QEP Resources, Inc. Form of Incentive Stock Option Agreement for incentive stock options granted to certain key executives.

10.4

QEP Resources, Inc. Form of Incentive Stock Option Agreement for incentive stock options granted to other officers and key employees.

10.5

QEP Resources, Inc. Form of Restricted Stock Agreement for restricted stock granted to certain key executives.

10.6

QEP Resources, Inc. Form of Restricted Stock Agreement for restricted stock granted to other officers and key employees.

10.7

QEP Resources, Inc. Form of Restricted Stock Agreement for restricted stock granted to non-employee directors.

10.8

QEP Resources, Inc. Form of Phantom Stock Agreement for phantom stock granted to non-employee directors.

10.9

QEP Resources, Inc. Form of Restricted Stock Units Agreement for restricted stock units granted to Mr. Keith O. Rattie.

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